                                POWER OF ATTORNEY

      Know all persons by these presents that each person whose signature appears below constitutes and appoints Kenneth S. Grossman, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any Schedule 13D and any and all amendments to the Schedule 13D filed on behalf of each of them, with respect to their beneficial ownership of shares of Common Stock of Jennifer Convertibles, Inc., and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 17, 1997

                                    /s/ Anthony J. Pacchia
                                    --------------------------------------------
                                          Anthony J. Pacchia

                                    Fahnestock & Co., Inc, Custodian
                                    for Anthony Pacchia under IRA


                                    By/s/ Anthony J. Pacchia
                                    --------------------------------------------
                                          Anthony J. Pacchia

                                    Anthony J. Pacchia P.C. (Money
                                    Purchase) fbo Anthony J. Pacchia


                                    By/s/ Anthony J. Pacchia
                                    --------------------------------------------
                                          Anthony J. Pacchia

                                    Sandra Pacchia, Custodian for
                                    Lee Pacchia


                                    By/s/ Sandra Pacchia
                                    --------------------------------------------
                                          Sandra Pacchia

                                    Sandra Pacchia, Custodian for
                                    Tom Pacchia


                                    By/s/ Sandra Pacchia
                                    --------------------------------------------
                                          Sandra Pacchia

                                    Anthony T. Pacchia, IRA Rollover


                                    By/s/ Anthony T. Pacchia
                                    --------------------------------------------
                                          Anthony T. Pacchia


                                    /s/ Anthony T. Pacchia
                                    --------------------------------------------
                                          Anthony T. Pacchia


                                    /s/ Gloria Pacchia
                                    --------------------------------------------
                                          Gloria Pacchia


                                    /s/ Kenneth S. Grossman
                                    --------------------------------------------
                                          Kenneth S. Grossman

                                    Kenneth S. Grossman, Trustee,
                                    Profit Sharing Plan DLJSC -
                                    Custodian fbo Kenneth S. Grossman


                                    By/s/ Kenneth S. Grossman
                                    --------------------------------------------
                                          Kenneth S. Grossman, Trustee

                                    IRA fbo Patricia Berger, DLJSC as
                                    Custodian


                                    By/s/ Patricia Berger
                                    --------------------------------------------
                                          Patricia Berger

                                    Ellen Grossman Custodian for Andrew
                                    Grossman UGMA/NY


                                    By/s/ Ellen Grossman
                                    --------------------------------------------
                                          Ellen Grossman, Custodian

                                    Ellen Grossman Custodian for Joshua
                                    Grossman UGMA/NY


                                    By/s/ Ellen Grossman
                                    --------------------------------------------
                                          Ellen Grossman, Custodian


                                    IRA fbo Howard Berger, DLJSC as
                                    Custodian


                                    By/s/ Howard Berger
                                    --------------------------------------------
                                          Howard Berger

                                    IRA fbo Jill Berger, DLJSC as
                                    Custodian, Rollover Account


                                    By/s/ Jill Berger
                                    --------------------------------------------
                                          Jill Berger

                                    IRA fbo Herbert Berger, DLJSC as
                                    Custodian


                                    By/s/ Herbert Berger
                                    --------------------------------------------
                                          Herbert Berger


                                    /s/ Marilyn Levy
                                    --------------------------------------------
                                          Marilyn Levy


                                    /s/ Amir Shaked
                                    --------------------------------------------
                                          Amir Shaked

                                    IRA fbo Amir Shaked


                                    By/s/ Amir Shaked
                                    --------------------------------------------
                                          Amir Shaked

                                    Wexford Special Situation 1996
                                    Institutional, L.P.

                                    By Wexford Management LLC as
                                       Investment Manager


                                       By/s/ Arthur Amron
                                    --------------------------------------------
                                          Arthur Amron
                                          Senior Vice President and
                                          General Counsel


                                    Wexford Special Situations 1996,
                                    L.P.

                                    By Wexford Management LLC as
                                       Investment Manager

                                       By/s/ Arthur Amron
                                    --------------------------------------------
                                          Arthur Amron
                                          Senior Vice President and
                                          General Counsel

                                    Wexford Special Situations 1996
                                    Limited

                                    By Wexford Management LLC as
                                       Sub-Investment Manager


                                       By/s/ Arthur Amron
                                    --------------------------------------------
                                          Arthur Amron
                                          Senior Vice President and
                                          General Counsel

                                    Wexford-Euris Special Situations
                                    1996, L.P.

                                    By Wexford Management LLC as
                                       Investment Manager


                                       By/s/ Arthur Amron
                                    --------------------------------------------
                                          Arthur Amron
                                          Senior Vice President and
                                          General Counsel

                                    Wexford Management LLC


                                   By/s/ Arthur Amron
                                    --------------------------------------------
                                          Arthur Amron
                                          Senior Vice President and
                                          General Counsel

                                    IRA fbo Zachary Goldwyn


                                    By/s/ Zachary Goldwyn
                                    --------------------------------------------
                                          Zachary Goldwyn